                               F.N.B. CORPORATION
                        PRO-FORMA COMBINED BALANCE SHEET
                               September 30, 2001

             (In thousands, except per share and per share amounts)
                                   (Unaudited)

                                                                                                                        FNB
                                                                                                 Pro Forma            Pro Forma
                                                     FNB                 Promistar             Adjustments            Combined
                                                -----------------   --------------------   ------------------   --------------------

Assets
Cash and due from banks                                 $131,897                $72,994                                    $204,891
Interest bearing deposits with banks                       8,652                    629                                       9,281
Federal funds sold                                         7,329                 54,500                                      61,829
Mortgage loans held for sale                               4,815                                                              4,815
Investment securities                                    483,232                521,425                 (398)(1)          1,004,259
Loans, net of unearned income                          3,139,924              1,666,895                                   4,806,819
Allowance for loan losses                                (40,037)               (19,302)                                    (59,339)
                                                -----------------   --------------------   ------------------   --------------------
   Net Loans                                           3,099,887              1,647,593                    0              4,747,480
                                                -----------------   --------------------   ------------------   --------------------
Premises and equipment, net                              115,704                 28,544                                     144,248
Other assets                                             211,461                 77,341                                     288,802
                                                -----------------   --------------------   ------------------   --------------------
    Total Assets                                      $4,062,977             $2,403,026                ($398)            $6,465,605
                                                =================   ====================   ==================   ====================

Liabilities
Deposits:
  Non-interest bearing                                  $498,923               $275,760                                    $774,683
  Interest bearing                                     2,718,836              1,566,855                                   4,285,691
                                                -----------------   --------------------   ------------------   --------------------
   Total deposits                                      3,217,759              1,842,615                    0              5,060,374
Other liabilities                                         69,269                 20,971                 (106)(1)             90,134
Short-term borrowings                                    307,986                 78,454                                     386,440
Long-term debt                                           104,745                239,395                                     344,140
                                                -----------------   --------------------   ------------------   --------------------
   Total Liabilities                                   3,699,759              2,181,435                 (106)             5,881,088
                                                -----------------   --------------------   ------------------   --------------------

Stockholders' Equity
Preferred stock                                                2                                                                  2
Common stock                                                 258                 86,353              (86,193)(2)                418
Additional paid-in capital                               295,750                 61,656               86,346 (2)            443,752
Retained earnings                                         59,482                 66,292                 (248)(3)            125,526
Accumulated other comprehensive income                     9,528                  7,290                 (197)(1)             16,621
Treasury stock                                            (1,802)                                                            (1,802)
                                                -----------------   --------------------   ------------------   --------------------
   Total Stockholders' Equity                            363,218                221,591                 (292)               584,517
                                                -----------------   --------------------   ------------------   --------------------
   Total Liabilities and Stockholders' Equity         $4,062,977             $2,403,026                ($398)            $6,465,605
                                                =================   ====================   ==================   ====================

Book value per share                                      $13.99                 $12.83                                      $13.94
Common shares issued at period end                    25,770,459             17,270,551                                  41,746,973

------------------------------------------------

(1)      Cancellation of 17,296 Promistar shares owned by FNB.

(2) Issuance of 15,976,514 shares of FNB common stock, assuming an exchange rate of 0.926 shares of FNB common stock for each share of Promistar common stock and the cancellation of 17,296 Promistar shares owned by FNB.

(3)      Gain on sale of 18,000 Promistar shares owned by FNB.

                               F.N.B. CORPORATION
                     PRO FORMA COMBINED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 2001

               (In thousands, except share and per share amounts)

                                   (Unaudited)

                                                                                                               FNB
                                                                                  Pro Forma                  Pro Forma
                                                 FNB              Promistar       Adjustments                 Combined
                                        ------------------ ------------------  ------------------        -----------------
Interest Income
Loans, including fees                              199,801             93,256                                      293,057
Investment securities                               22,251             19,783                 (22)(1)               42,012
Other                                                3,973                933                                        4,906
                                        ------------------ ------------------  ------------------        -----------------
     Total Interest Income                         226,025            113,972                 (22)                 339,975
                                        ------------------ ------------------  ------------------        -----------------
Interest Expense
Deposits                                            84,534             46,745                                      131,279
Short-term borrowings                                9,532              2,843                                       12,375
Long-term debt                                       5,634              7,581                                       13,215
                                        ------------------ ------------------  ------------------        -----------------
     Total Interest Expense                         99,700             57,169                   0                  156,869
                                        ------------------ ------------------  ------------------        -----------------
     Net Interest Income                           126,325             56,803                 (22)                 183,106
Provision for loan losses                            8,190              3,800              11,990
                                        ------------------ ------------------  ------------------        -----------------
     Net Interest Income
      After Provision
     For Loan Losses                               118,135             53,003                 (22)                 171,116
                                        ------------------ ------------------  ------------------        -----------------
Other Income
Net security gains                                     783              1,326                (351)(3)                1,758
Other                                               58,725             12,909              71,634
                                        ------------------ ------------------  ------------------        -----------------
     Total Other Income                             59,508             14,235                (351)                  73,392
                                        ------------------ ------------------  ------------------        -----------------
                                                   177,643             67,238                (373)                 244,508
Other Expenses
Salaries and benefits                               68,265             20,152                                       88,417
Occupancy and equipment expenses                    18,524              8,321                                       26,845
Amortization of intangible assets                                       1,533                                        1,533
Other operating expenses                            45,352             12,811                                        58,163
                                        ------------------ ------------------  ------------------        -----------------
     Total Other Expenses                          132,141             42,817                   0                  174,958
                                        ------------------ ------------------  ------------------        -----------------
     Income Before Income Taxes                     45,502             24,421                (373)                  69,550
Provision for income taxes                          14,794              7,049                (125)(1)(3)            21,718
                                        ------------------ ------------------  ------------------        -----------------
    Net Income                                    $ 30,708          $  17,372           ($    248)                $ 47,832
                                        ================== ==================  ==================        =================

Earnings per share - Basic                        $1.19                 $1.13                                        $1.20
     Weighted average shares
        outstanding - Basic                  25,576,502            15,353,503                                   39,766,718
Earnings per share - Diluted                      $1.16                 $1.13                                        $1.17
     Weighted average shares
       outstanding - Diluted                 26,554,630            15,367,632                                   40,757,929
Dividends paid per common share                   $0.55                 $0.63                                        $0.60

------------------------------------------------------------

(1) Elimination of Promistar dividends received on shares owned by FNB and related tax impact.

(2) Weighted average shares computed using FNB average shares outstanding adjusted for the weighted average shares of Promistar, net of Promistar shares owned by FNB, adjusted for the exchange rate of 0.926 shares of FNB for each share of Promistar.

(3) Gain on sale of 18,000 shares of Promistar stock owned by FNB and related tax impact.